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                                                             Exhibit 99.6


                              CONSULTING AGREEMENT

     This Consulting Agreement (the "Agreement") is entered into as of August 15, 2001 and effective as of November 30, 1996 (the "Effective Date") by and between IGEN International, Inc., a Delaware corporation having its principal place of business at 16020 Industrial Drive, Gaithersburg, Maryland 20877 ("Company"), and Jacob N. Wohlstadter, residing at 9905D Gable Ridge Terrace, Rockville, Maryland 20850 ("Consultant").

     WHEREAS, Company and Consultant acknowledge and confirm that Consultant has been providing consulting services to Company on an ongoing basis since the Effective Date;

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.   ENGAGEMENT OF CONSULTANT

     Company hereby engages Consultant to perform consulting services as an independent contractor to Company.

2.   SERVICES AND COMPENSATION; CONFIDENTIALITY

     2.1  Request. From time to time during the Period of Consultancy (as
          -------
defined below), Company may request Consultant to provide certain services (the "Services") to Company, which Services may include advice and assistance in areas such as the Company's operations, third party collaborative efforts and internal and external programs and projects. However, Company has no obligation to request Consultant to perform any Services, and if such a request is made by Company, Consultant has no obligation to agree to perform such Services.

     2.2  Performance. Upon agreement between Consultant and Company as to the
          -----------
scope of the Services and other related matters, Consultant will perform the Services in a timely manner consistent with industry standards for similar professional consulting work. Consultant may in his sole discretion elect to provide Services under this Agreement through JW Consulting Services, L.L.C. ("JWCS"), a Delaware limited liability company which is owned solely by Consultant and of which

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he is the sole employee, or through another entity which is owned solely by
Consultant and of which he is the sole employee (such other entity and JWCS are referred to individually and together as "JW Affiliate"). To the extent any Services are rendered under this Agreement by JW Affiliate, (i) unless Company and Consultant otherwise agree, such Services shall be provided solely by Jacob Wohlstadter as an employee of JW Affiliate, and (ii) JW Affiliate shall agree to be bound by the terms and conditions hereof.

     2.3  Period of Consultancy. The initial "Period of Consultancy" under this
          ---------------------
Agreement shall commence on the Effective Date and end as of August 15, 2004. This Agreement shall be automatically renewed for an additional 36-month period on August 15, 2004 and every three years thereafter (each such date, a "Renewal Date"), unless either Company or Consultant gives contrary written notice to the other party hereto not less than 90 days before any such Renewal Date. The initial Period of Consultancy and all such additional renewal periods are collectively referred to herein as the Period of Consultancy.

     2.4  Compensation. As sole compensation for the performance of the
          ------------
Services, Company (a) has granted to Consultant (i) on May 9, 1997 pursuant to Company's 1994 Stock Option Plan (the "1994 Plan"), a ten-year nonqualified stock option to purchase 180,000 shares of the common stock of Company, at an exercise price equal to the fair market value of a share of such common stock on the date of grant, exercisable as to 36,000 shares on November 30, 1996 and becoming exercisable in 16 equal installments of 9,000 shares each on the last day of each full month thereafter (the "1997 Option") and (ii) effective August 1, 2000 pursuant to the 1994 Plan, a ten-year nonqualified stock option to purchase 75,000 shares of the common stock of Company, at an exercise price equal to the fair market value of a share of such common stock on the date of grant, exercisable as to 15,000 shares on August 1, 2001 and becoming exercisable in 16 equal installments of 3,750 shares on each October 31/st/, January 31/st/, April 30/th/, and July 31/st/ thereafter (the "2000 Option" and together with the 1997 Option, the "Options"); (b) will pay Consultant during the Period of Consultancy a consulting retainer fee of $1.00 per year, the sufficiency and receipt of which are hereby acknowledged, and (c) will pay Consultant during the Period of Consultancy a consulting fee, or otherwise compensate Consultant, if and to the extent necessary, as shall be agreed upon by Company and


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Consultant at the time particular Services are requested by Company and agreed to by Consultant. Consultant and Company expressly confirm and agree that for purposes of the Options and the 1994 Plan, any Services rendered to Company by Consultant as an employee of, and through, JW Affiliate pursuant to this Agreement shall be deemed to be Services rendered directly by Consultant to Company. Any reasonable expenses paid or incurred by Consultant or JW Affiliate in connection with Consultant's performance of the Services will be the sole responsibility of Company.

     2.5  Confidentiality.
          ---------------

          2.5.1  Company Confidential Information. "Company Confidential
                 --------------------------------
Information" shall mean any and all (a) information disclosed by Company to Consultant hereunder in the Diagnostic Field (as defined in Section 1.3 of the Joint Venture Agreement, entered into as of November 30, 1995, as amended
("Joint Venture Agreement"), among Company, Meso Scale Technologies, LLC.
("MST") and Meso Scale Diagnostics, LLC. ("MSD")), and (b) business, financial and operational data of Company, in each case set forth above that directly concerns Services performed by Consultant hereunder; provided, however, that
                                                     --------  -------
such Services have been agreed to in writing by Company and Consultant; and provided further, however, that such disclosure of Company Confidential
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Information is made only in written or photographic form or on magnetic or other media (including an electronic transmission (e.g., e-mail) that is reproduced in
                                             ---
paper form) which shall be clearly and conspicuously marked as "confidential" or "proprietary" information.

          2.5.2  Term of Confidentiality. During the term of this Agreement and
                 -----------------------
for three (3) years after the termination or expiration of this Agreement, Consultant shall hold confidential the Company Confidential Information, and shall not use it or disclose it to any third party without prior written consent of Company, except as permitted by this Section 2.5.

          2.5.3  Use of Company Confidential Information. Consultant may use and
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disclose the Company Confidential Information (a) in the course of performing the Services hereunder, (b) to the extent that such Company Confidential Information is also the "Confidential Information" (as defined in Section 5.1 of the Joint Venture Agreement) of Company or MSD, subject to the terms of the Joint Venture Agreement, (c) in connection with the business and/or operations of MSD, subject to the terms of the Joint Venture Agreement, or (d) to the extent that Consultant is


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otherwise permitted to use and disclose such Company Confidential Information pursuant to, or in order to exercise the rights granted under, the (i) Joint Venture Agreement, (ii) License Agreement, entered into as of November 30, 1995, among Company, MST and MSD, (iii) IGEN/MSD License Agreement, entered into as of November 30, 1995, among Company, MST and MSD, as amended, (iv) MSD/MST Sublicense Agreement, entered into as of November 30, 1995, among Company, MST and MSD, as amended, or (v) MSD Limited Liability Company Agreement, entered into as of November 30, 1995, between Company and MST, as amended.

          2.5.4  Exceptions. The foregoing restrictions in Sections 2.5.1, 2.5.2
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and 2.5.3 hereof shall not apply to:

          (a) information which, at the time of disclosure, is in the public domain;

          (b) information which, after disclosure, becomes part of the public domain by publication or otherwise, other than by a breach of this Agreement;

          (c) information which Consultant can establish was in its possession at the time of disclosure by Company;

          (d) information which Consultant can establish that it received from a third party who had a right to disclose it; and

          (e) information which Consultant is obligated to disclose by law or in legal proceedings; provided, however, that Consultant shall provide prompt notice of any need to make such disclosure and cooperate with Company in obtaining available protective orders, if any, relating thereto.

3.   RELATIONSHIP OF PARTIES

     3.1  Independent Contractor. In connection with the provision of Services
          ----------------------
under this Agreement, Consultant shall act as an independent contractor and not as an agent or employee of, and shall have no authority to bind, Company by contract or otherwise. Consultant will perform the Services under the general direction of Company, but Consultant will determine, in Consultant's sole discretion, the manner and means by which the Services are accomplished, subject to the requirement that Consultant shall at all times comply with applicable law. Company has no right or authority to control the manner or means by which the Services are accomplished.


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     3.2  Conflicts of Interest. Company recognizes that Consultant, or any
          ---------------------
affiliate or associate of Consultant, may be or may become engaged in similar work on its or their own behalf or for other parties, and Company hereby agrees that no provision of this Agreement will be construed to preclude such work by Consultant, or any affiliate or associate of Consultant. Company further recognizes that Consultant, or any affiliate or associate of Consultant, may be or may become engaged in activities that are directly or indirectly in competition with Company, and Company hereby agrees that no provision of this Agreement will be construed to preclude such activities by Consultant, or any affiliate or associate of Consultant. Company and Consultant acknowledge that Consultant (a) is employed as President and Chief Executive Officer of MSD pursuant to an Employment Agreement, dated as of August 15, 2001, among MSD, Company, MST and Consultant, and (b) is an affiliate of MST.

4.   TERMINATION AND EXPIRATION

     4.1  Termination. This Agreement and the Period of Consultancy shall not be
          -----------
terminated before the expiration of the Period of Consultancy other than by the written consent of both of the parties hereto. In the event that Company breaches this provision, Company shall be liable to Consultant for any and all loss, cost or expense incurred by Consultant as a result of such breach, including, without limitation, compensatory damages for any termination of the Options (or other stock options that may be granted to Consultant) that occurs as a result of such breach.

     4.2  Effect of Termination. In the event of termination of this Agreement
          ---------------------
pursuant to Section 4.1, this Agreement shall forthwith become void and have no effect and there shall be no liability on the part of the parties hereto except that such termination will not relieve (a) Consultant from his obligations under
Section 2.5 and Section 3.1, (b) Consultant or Company from any liability for any breach of this Agreement, or (c) Company from any liability or obligations under Section 2.4 and Section 4.1 (to the extent applicable), all of which shall survive termination of this Agreement.

     4.3  Effect of Expiration. Upon the expiration of the Period of
          --------------------
Consultancy, each party will be released from all obligations to the other arising after the date of expiration, except that expiration of the Period of Consultancy will not relieve (a) Consultant from his obligations under Section
2.5 and Section 3.1, (b) Consultant


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or Company from any liability arising from any breach of this Agreement, or (c)
Company from any liability or obligations under Section 2.4 (to the extent applicable), all of which shall survive expiration of the Period of Consultancy.

5.   GENERAL

     5.1  Assignment. Subject to Section 2.2 hereof, neither party may transfer
          ----------
or assign any of its rights, or delegate any of its duties, under this Agreement, either in whole or in part (including by merger or operation of law), without the prior written consent of the other party. Without limiting the availability of any remedies at law or in equity, subject to Section 2.2 hereof, any attempted transfer, assignment or delegation without the prior written consent of the other party will be void.

     5.2  Governing Law; Jurisdiction; Severability. This Agreement will be
          -----------------------------------------
governed by and construed in accordance with the laws of the State of Maryland excluding that body of law pertaining to conflict of laws. The parties hereby consent to the non-exclusive jurisdiction of the state and federal courts of the State of Maryland. If any provision of this Agreement is for any reason found to be unenforceable, the remainder of this Agreement will continue in full force and effect.

     5.3  Notices. Any notices under this Agreement will be sent by certified or
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registered mail, return receipt requested, to the address specified above or such other address as the party specifies in writing. Such notice will be effective upon its mailing as specified.

     5.4  Complete Understanding; Modification. This Agreement constitutes the
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complete and exclusive understanding and agreement of the parties and supersedes all prior understandings and agreements, whether written or oral, with respect to the subject matter hereof. Any waiver, modification or amendment of any provision of this Agreement will be effective only if in writing and signed by the parties hereto.

     5.5  Counterparts. This Agreement may be executed and delivered in one or
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more counterparts, each of which when executed and delivered shall be deemed to be an original but all of which when taken together shall constitute one and the same Agreement.

     5.6  Third Party Beneficiaries. The provisions of this Agreement shall not
          -------------------------
confer any rights or remedies upon any person or entity, other than the parties hereto, and their permitted assigns and successors in interest.


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     5.7  Effective Date. This Agreement shall be effective and a valid and
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binding obligation of each of Consultant and Company, enforceable in accordance with its terms, as of the Effective Date.




     IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first set forth above.





IGEN INTERNATIONAL, INC.                    JACOB N. WOHLSTADTER


By: /s/ George Migausky                     /s/ Jacob N. Wohlstadter
    -------------------------------         -----------------------------------

Title:  Vice President and CFO
       ----------------------------

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